UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2021

Sprouts Farmers Market, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5455 E. High Street, Suite 111

Phoenix, Arizona 85054

(Address of principal executive offices and zip code)

(480) 814-8016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SFM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2021, Sprouts Farmers Market, Inc. (the “Company”) reported the appointment of Lawrence “Chip” Molloy as the Company’s Chief Financial Officer, pursuant to the terms of an offer letter dated August 31, 2021 (the “Offer Letter”). On September 19, 2021, as contemplated by the Offer Letter, the Company and Mr. Molloy entered into a severance agreement that entitles Mr. Molloy to certain benefits, including two years base salary and two years target bonus, in the event of a termination of employment in connection with a change in control of the Company or in the event of his involuntary termination.

In addition, on September 20, 2021 the Company and Mr. Molloy entered into a restricted stock unit grant agreement for the issuance of Mr. Molloy’s sign-on equity grant contemplated by the Offer Letter.

The foregoing descriptions of the severance agreement and restricted stock unit grant agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the agreements, filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference. The Offer Letter was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed August 31, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Severance Agreement, dated September 19, 2021, between Sprouts Farmers Market, Inc. and Lawrence "Chip" Molloy

10.2	2021 Form of Restricted Stock Unit Agreement under Sprouts Farmers Market, Inc. 2013 Incentive Plan for Chief Financial Officer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: September 22, 2021	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary